DATA (7/16/09)

PART A -- THIS PART LISTS YOUR PERSONAL DATA.


[APPLICABLE TO INHERITED IRA/ROTH IRA CONTRACTS/CERTIFICATES]
OWNER:       [JOHN DOE JR. AS BENEFICIARY OF JOHN DOE SR'S. [ROTH] IRA]
             IF THE OWNER IS A TRUST, THEN THE ANNUITANT MUST BE THE OLDEST BENEFICIARY OF THE TRUST.

             [IF THE OWNER IS THE SOLE SPOUSAL BENEFICIARY UNDER THE DECEASED OWNER'S [ROTH] IRA THEN THE FOLLOWING DESIGNATION WILL APPEAR AFTER THE OWNER'S NAME:]
             ["Special Surviving Spouse"]

ANNUITANT:   [JOHN DOE JR.]                Age: [60]                Sex:  [Male]

DECEASED OWNER OF ORIGINAL [ROTH] IRA:      [John Doe, Sr.]
DATE OF DEATH OF ORIGINAL [ROTH] IRA OWNER:  [xx/xx/xx]



[APPLICABLE TO NON-SPOUSAL BENEFICIARY CONTINUATION OPTION TAX-QUALIFIED RETIREMENT PLAN FUNDS DIRECT ROLLOVER TO TRADITIONAL IRA CONTRACTS/CERTIFICATES]

OWNER: [JOHN DOE JR. AS BENEFICIARY OF JOHN DOE SR'S. APPLICABLE PLAN] IF THE OWNER IS A TRUST, THEN THE ANNUITANT MUST BE THE OLDEST BENEFICIARY OF THE TRUST.

ANNUITANT:   [JOHN DOE JR.]                 Age: [60]              Sex:  [Male]

DECEASED PARTICIPANT OF ORIGINAL APPLICABLE PLAN:             [John Doe, Sr.]
DATE OF DEATH OF DECEASED PARTICIPANT OF ORIGINAL APPLICABLE PLAN:  [xx/xx/xx]



[APPLICABLE TO INHERITED IRA/ROTH IRA AND NON-SPOUSAL BENEFICIARY
CONTINUATION OPTION TAX-QUALIFIED RETIREMENT PLAN FUNDS DIRECT ROLLOVER TO TRADITIONAL IRA CONTRACTS/CERTIFICATES]

[CONTRACT:  GROUP ANNUITY CONTRACT NO. AC [2010ACCGAC]]
CONTRACT NUMBER:                 [00000]

         ENDORSEMENTS ATTACHED:
         [MARKET SEGMENT ENDORSEMENTS]
                  [Inherited Traditional IRA Beneficiary Continuation Option ("BCO") Endorsement]
                  Inherited Roth IRA Beneficiary Continuation Option ("BCO") Endorsement Endorsement Applicable to Custodial [Roth] IRA Non-Spousal Beneficiary Continuation Option ("BCO") Tax-Qualified Retirement Plan Funds Direct Rollover to Traditional IRA Endorsement]

         [OPTIONAL RIDERS ATTACHED]:
                  [Guaranteed Minimum Death Benefit Rider - Annual Ratchet] [Guaranteed Minimum Death Benefit Rider - Return of Principal]

         ISSUE DATE:                        [January 1, 2010]
         CONTRACT DATE:                     [January 1, 2010]
         MATURITY DATE:                     [January 1, 2045]

         BCO DISTRIBUTION COMMENCEMENT DATE:[xx/xx/xx]


BENEFICIARY:      [JANE DOE]


2010DPBCO                                                            Data page 1